This submission is being made solely to obtain series and class identifiers for Regions Morgan Keegan Select LEADER Tax-Exempt Money Market Fund (the "Series"), a former series of Regions Morgan Keegan Select Funds (the "Registrant"). This series was liquidated on October 26, 2005 and did not exist on February 6, 2006. The series and class identifiers that are requested with this submission are being requested solely to facilitate the filing of the Registrant's Form N-PX for the period beginning July 1, 2005 through June 30, 2005 which includes proxy voting information for this Series.